                                                                  EXHIBIT (10.3)


                                      LEASE

                  TRUSTEE OF THE BUTTERFIELD FAMILY TRUST NO. 2
                                    LANDLORD

                                       AND

                          SMITH & BUTTERFIELD CO., INC.
                                     TENANT

                    BAMBERGER, FOREMAN, OSWALD AND HAHN, LLP

                                      LEASE

                  TRUSTEE OF THE BUTTERFIELD FAMILY TRUST NO. 2
                                    LANDLORD

                                       AND

                          SMITH & BUTTERFIELD CO., INC.
                                     TENANT

ARTICLE NO.                                                             PAGE NO.
--------------------------------------------------------------------------------

ARTICLE I - RENT                                                               2
ARTICLE II - USE OF PREMISES                                                   4
ARTICLE III - MAINTENANCE AND REPAIRS                                          4
ARTICLE IV - ALTERATIONS                                                       4
ARTICLE V - INSURANCE                                                          5
ARTICLE VI - TAXES                                                             6
ARTICLE VII - OPTIONS TO EXTEND TERM                                           6
ARTICLE VIII - DAMAGE TO OR DESTRUCTION OF IMPROVEMENTS                        7
ARTICLE IX - EMINENT DOMAIN                                                    8
ARTICLE X - UTILITY SERVICES                                                   9
ARTICLE XI - ASSIGNMENT AND SUBLETTING                                         9
ARTICLE XII  - QUIET ENJOYMENT                                                 9
ARTICLE XIII - REMEDIES                                                       10
ARTICLE XIV - NOTICES                                                         12
ARTICLE XV - MISCELLANEOUS PROVISIONS                                         12

                                      LEASE

                  TRUSTEE OF THE BUTTERFIELD FAMILY TRUST NO. 2
                                    LANDLORD

                                       AND

                          SMITH & BUTTERFIELD CO., INC.
                                     TENANT

        THIS INDENTURE OF LEASE, made and entered into as of the 1st day of November, 1999, by and among RANDALL M. SCHULZ, TRUSTEE U/A DATED JULY 31, 1976, EXECUTED BY RUTH LANE BUTTERFIELD, AS TRUSTOR, AND CREATING "THE BUTTERFIELD FAMILY TRUST NO. 2" (which said trust is hereinafter referred to as "LANDLORD") and SMITH & BUTTERFIELD CO., INC., an Indiana corporation having its principal office and place of business at 2800 Lynch Road, Evansville, Vanderburgh County, Indiana (hereinafter referred to as "TENANT"), WITNESSETH THAT:

        LANDLORD, in consideration of the rents reserved to it and of the covenants and agreements hereinafter contained and set forth to be kept and performed by TENANT, does hereby lease, let, rent and demise unto TENANT, and TENANT does hereby take and hire of and from LANDLORD the real estate improvements situated in Vanderburgh County, Indiana, more particularly described on the attached Exhibit A, and common areas including parking, more particularly described on the attached Exhibit B (hereafter the "Leased Premises").

        The Leased Premises are hereby demised, together with and including all improvements situated thereon and all rights appurtenant thereto, but subject, nevertheless, to easements, rights-of-way and party wall agreements of record.

        TO HAVE AND TO HOLD said Leased Premises unto said TENANT for a term of five (5) years, commencing November 1, 1999, and terminating as of the close of business on the last day of October, 2004 (with options to extend said term as hereinafter set forth), all upon and subject to the limitations, terms, covenants, provisions and conditions hereinafter set forth.



                               Exhibit (10.3)-p 3

        This indenture of lease is made upon and subject to the foregoing and the following limitations, terms, covenants, provisions and conditions, to-wit:

                                       I.

                                      RENT

        For the purpose hereof, the term "lease year" means and refers to the period of time from November 1 of one year to and including the last day of Oct. of the next following calendar year. TENANT covenants and agrees to pay to LANDLORD, without demand, at LANDLORD'S office in the City of Evansville, Indiana or at such other place as LANDLORD may from time to time designate in writing, on the days and in the manner herein prescribed for the payment thereof, rent for the Leased Premises as follows:

        A. With respect to the initial term of this Lease, rental shall be in the amount of One Hundred Twenty-One Thousand Six Hundred Forty Dollars ($121,640.00) per lease year, payable in equal monthly installments in advance;

        B.      If TENANT shall exercise the first renewal option granted by
                Section VII of this Lease, rental hereunder for each year of the first (1st) five (5) year renewal period (commencing November 1, 2004) shall be adjusted to be at the annual rate and amount determined by multiplying the sum of One Hundred Twenty-One Thousand Six Hundred Forty and No/100 ($121,640.00) Dollars (i.e., the annual rental for the initial term of this Lease) by a fraction, the numerator of which shall be the amount of the Revised Consumer Price Index for Urban Wage Earners and Clerical Workers for all Items and Major Group Figures of the United States Bureau of Labor Statistics 1982-84 = 100 (hereinafter the "CPI-W Index"), for the month of September, 2004, and the denominator of which shall be the CPI-W Index for the month of November, 1999; provided, however, that the annual rental for the first (1st) renewal term shall not be less than the annual rental for the initial term of this Lease. The formula for computing the annual rent for the first renewal term is as follows:

                Annual Rent for each          =     CPI-W Index for September, 2004 X $121,640
                                                    -------------------------------
                Year of First Renewal Term          CPI-W Index for November, 1999



                               Exhibit (10.3)-p 4

        C. If TENANT shall exercise the second (2nd) renewal option granted by Section VII of this Lease, rental hereunder for each year of the second (2nd) five (5) year renewal term (commencing November 1, 2009) shall be adjusted to be at the annual rate and amount determined by multiplying the annual rental for the initial term of this Lease by a fraction, the numerator of which shall be the amount of the CPI-W Index for the month of September, 2009, and the denominator of which shall be the CPI-W Index for the month of November, 1999; provided, however, that the annual rental for the second (2nd) renewal term shall not be less than the annual rental for the first (1st) renewal term of this Lease. The formula for computing the annual rent for the second (2nd) renewal term is as follows:

                Annual Rent for Each           =    CPI-W Index for September, 2009 X $121,640
                                                    -------------------------------
                Year of Second Renewal Term         CPI-W Index for November, 1999

        D. The rental for each lease year shall be payable in equal monthly installments monthly in advance. All such rental and other amounts payable by TENANT to LANDLORD hereunder shall be payable and paid without relief from valuation or appraisement laws in lawful money of the United States of America, together with reasonable attorney's fees for collection (in case of default) and together with interest at the prime rate charged by Citizens Bank of Mid-America, Evansville, Indiana, plus Two percent (2%) (at the time interest becomes due and payable).

        E. The term "CPI-W Index", as used herein, shall mean the 1991 Revised Consumer Price Index for Urban Wage Earners and Clerical Workers for all Items and Major Group Figures of the United States Bureau of Labor Statistics 1982-84 = 100. In case publication of the CPI-W Index of the United States Bureau of Labor Statistics is discontinued, but is replaced by a new index prepared and published by a department, bureau or agency of the United States Government and which may be appropriately converted for comparison with the above-mentioned Index, such rental adjustment shall be made in the manner provided by said governmental agency for conversion of one index to the other.



                               Exhibit (10.3)-p 5

                                       II.

                                 USE 0F PREMISES

        The Leased Premises are leased and let unto TENANT for use by TENANT in connection with the operation of its business as now or hereafter conducted; provided, however, that the Leased Premises shall not be used for any purposes in violation of any applicable law or ordinance.

                                      III.

                             MAINTENANCE AND REPAIRS

        The Leased Premises are accepted by TENANT in their present condition and state of repair. LANDLORD shall have no obligation to maintain or repair the Leased Premises.

        The improvements, including the loading dock, upon said real estate shall be kept in good order, operating condition and state of repair by TENANT and shall also be maintained in a clean, sanitary and safe condition in accordance with all directions, rules and regulations or applicable laws or ordinances, all at TENANT'S sole cost and expense; and at the expiration of the term or any extension of the term hereof, TENANT shall surrender the Leased Premises in as good condition and state of repair as exists on the date of the commencement of the term of this Lease, reasonable wear and tear, loss by fire and other insured casualty excepted.

        TENANT acknowledges the existence of a party wall on part of the southern boundary of the Leased Premises and agrees to keeping said common wall in good repair and to share one-half the expense of any repair or maintenance required on such wall. TENANT also will take reasonable measures necessary to provide appropriate security and to prevent access through said party wall.

                                       IV.

                                   ALTERATIONS

        TENANT, at its sole cost and expense, may make such interior, non-structural alterations of the improvements upon the Leased Premises as it may desire. Alterations which would in any manner affect the structure of the building shall be made only pursuant to the express written consent of LANDLORD. TENANT shall have no right to cause or permit the imposition of any lien upon the title to the Leased Premises, and TENANT undertakes and agrees to indemnify and save LANDLORD harmless of and from any and all



                               Exhibit (10.3)-p 6
such liens or claims of liens and expenses in connection with or by reason of any such lien or claim of lien.

                                       V.

                                    INSURANCE

        During the term hereof, TENANT, at its sole cost and expense, shall procure and maintain in full force and effect insurance upon and with respect to the Leased Premises as follows:

        A. Fire and extended coverage insurance, including earthquake coverage, in amounts and written by insurance companies approved by LANDLORD; and TENANT acknowledges that it has been informed that LANDLORD may require such insurance to the full extent of the replacement value of the improvements on the Leased Premises; and

        B. Liability insurance in the amount of not less than One Million Two Hundred Fifty Thousand Dollars ($1,250,000.00) plus umbrella liability coverage in the amount of Two Million Five Hundred Thousand Dollars ($2,500,000.00), both with respect to injuries to or the deaths of persons arising by reason of any one occurrence and in the amount of One Hundred Twenty-Five Thousand Dollars ($125,000.00) with respect to claims for damages to property or with such other limits as shall be approved in writing by LANDLORD, which insurance shall be maintained in companies reasonably approved by LANDLORD. The above-mentioned umbrella liability insurance may have a deductible feature in an amount not more than Ten Thousand Dollars ($10,000.00) with respect to each occurrence.

        Both LANDLORD and TENANT shall be designated as named insureds in all such policies in accordance with their respective interests. Copies of such insurance policies and proof of payment of premiums shall be furnished to LANDLORD, and evidence of renewal of such insurance from time to time shall be furnished at least thirty (30) days prior to expiration of then current policies. Each of such policies shall contain a provision that the same shall not be canceled until at least fifteen (15) days after notice in writing by certified mail to LANDLORD.

                                       VI.

                                      TAXES



                               Exhibit (10.3)-p 7

        In addition to other amounts payable by TENANT to LANDLORD in accordance with other provisions of this Lease, TENANT covenants and agrees to directly pay or reimburse LANDLORD on account of all ad valorem taxes with respect to the Leased Premises payable during the term or any extension of the term of this Lease. In the year this Lease terminates, the ad valorem taxes with respect to the Leased Premises shall be prorated on a calendar year basis with the TENANT paying the prorated portion of the taxes assessed and payable the following year for the period beginning January 1 of the year of termination through the date of termination and the LANDLORD paying the prorated portion of the taxes for the period from the date of termination through December 31 of the year of termination. TENANT shall have the right to contest assessments and reassessments of said real estate, all at TENANT'S sole cost and expense; but no such contest shall in any manner jeopardize LANDLORD'S title to said real estate.

                                      VII.

                             OPTIONS TO EXTEND TERM

        TENANT shall have and is hereby given and granted an option to extend the term of this Lease for a period of five (5) years commencing November 1, 2004, which option may be exercised by TENANT, if TENANT is not in default hereunder, by the giving of written notice of such election to LANDLORD not less than twelve (12) months prior to the expiration of this Lease. In case said option is exercised, the same terms, conditions, covenants and provisions of this Lease applicable to the original five (5) year term shall apply to the extended term, including, without limitation, the rental adjustment provisions of Section I-B of this Lease. In addition, the insurance amounts referenced in
Section V-B shall be increased by such amount as LANDLORD and TENANT agree is required to properly protect LANDLORD from liability arising out of TENANT'S use of the Leased Premises. If LANDLORD and TENANT shall be unable to agree upon the amount of increase in required liability insurance coverage, then the matter shall be resolved through mediation proceedings to be held in Evansville, Indiana, with each party paying one-half (1/2) of the cost thereof.

        If TENANT shall have exercised the option granted by the preceding grammatical paragraph, then TENANT shall have, and is hereby given and granted, an additional option to extend the term of this Lease for a period of five (5) years commencing November 1, 2009, which option may be exercised by TENANT, if TENANT is not in default hereunder, by giving written notice of such election to LANDLORD not less than twelve (12) months prior to the expiration of the first
(1st) five (5) year extended term of this Lease. In case such option is exercised, the same terms, conditions, covenants and provisions of this Lease applicable during the first (1st) five (5) year extended term shall apply to the second (2nd) five (5) year extended term, including, without limitation, the rental payable pursuant to the



                               Exhibit (10.3)-p 8
provisions of Section I-C of this Lease. In addition, the insurance amounts referenced in Section V-B shall be increased by such amount as LANDLORD and TENANT agree is required to properly protect LANDLORD from liability arising out of TENANT'S use of the Leased Premises. If LANDLORD and TENANT shall be unable to agree upon the amount of increase in required liability insurance coverage, then the matter shall be resolved through mediation proceedings to be held in Evansville, Indiana, with each party paying one-half (1/2) of the cost thereof.

                                      VIII.

                    DAMAGE TO OR DESTRUCTION OF IMPROVEMENTS

        In case the whole or any part of the improvements situated upon the Leased Premises shall be partially or totally destroyed by fire or other insured casualty during the term of this Lease, the same shall be restored by LANDLORD without unnecessary delay; provided, however, that all proceeds of insurance (required to be maintained by TENANT) shall be made available to LANDLORD for such purposes and provided further that LANDLORD'S obligation hereunder shall not exceed the amount of such insurance proceeds, and any excess of cost of repair or restoration over the amount of such proceeds shall be paid and borne by TENANT. LANDLORD shall complete any restoration of the Leased Premises promptly, but in any event within six (6) months following the occurrence of the casualty unless delayed for cause beyond LANDLORD'S control, including inclement weather and acts of god. In the event of damage or destruction requiring major restoration within six (6) months and LANDLORD has not been delayed by cause beyond LANDLORD'S control, then in addition to any other remedy TENANT may have, TENANT shall be entitled to a refund of that fractional portion of rentals paid during such six (6) month period of which the numerator shall be the floor area of the Leased Premises which was not used by TENANT during the six (6) month period and the denominator shall be the total floor area of the Leased Premises.

        Notwithstanding the foregoing, in case the damage or destruction occurs during the last year of the initial term of this Lease and TENANT did not previously exercise its option to extend the term of this Lease for an additional five (5) year term or in case such damage or destruction occurs during the last year of the first (1st) five (5) year extended term of this Lease and TENANT has not previously exercised its right to further extend the term of this Lease, then either LANDLORD or TENANT may terminate this Lease by the giving of written notice to that effect to the other within thirty (30) days following the date of the occurrence of such damage or destruction; and in case of such termination all proceeds of insurance with respect to the improvements upon the Leased Premises shall be paid to and shall be the property absolutely of LANDLORD. In case of termination under the provisions of this Article, TENANT shall be relieved of liability hereunder referable to the period of



                               Exhibit (10.3)-p 9
time subsequent to the date of such damage or destruction and prorated amounts shall be refunded.

        There shall be no abatement of rental on account of or by reason of damage to or destruction of the Leased Premises unless this Lease is terminated in accordance with the foregoing provisions of this Article.

                                       IX.

                                 EMINENT DOMAIN

        In case the whole of the Leased Premises shall be taken by any public authority under the power of eminent domain or conveyed by LANDLORD under the threat of such taking, the term of this Lease shall cease from the date the possession of the Leased Premises is required for the public purpose for which the same is taken or conveyed. In case a part of the Leased Premises shall be taken by any public authority under the power of eminent domain or conveyed by LANDLORD under the threat of such taking and such taking is not such as to destroy the usefulness of the Leased Premises for the operation of TENANT'S business thereon, this Lease shall remain in full force and effect and there shall be no reduction or abatement of rental. If, however, a partial taking does destroy the usefulness of the Leased Premises for the purpose of operation of TENANT'S business thereon, TENANT shall have the right, exercisable by the giving of notice to LANDLORD within ten (10) days after TENANT has been notified of such taking or conveyance, either to terminate this Lease or to continue in the remainder of the Leased Premises under and pursuant to the terms and provisions of this Lease.

        For the purposes hereof the condemnation (or conveyance under threat thereof) of land along the south side of the Leased Premises for purposes of widening of Lynch Road shall not be cause for termination of this Lease so long as TENANT is not deprived of access to the Leased Premises.

        In case of a complete termination of this Lease under the circumstances provided in this Article, the portion of any prepaid payments by LANDLORD to TENANT or by TENANT to LANDLORD which is referable to a period of time subsequent to such termination shall be refunded. LANDLORD agrees that he will promptly furnish to TENANT copies of any notices served upon LANDLORD by any public authority notifying LANDLORD of any proposed condemnation of any part of the Leased Premises.

                                       X.

                                UTILITY SERVICES



                               Exhibit (10.3)-p 10

        TENANT undertakes and agrees to pay the cost of all utility services desired or required by it in connection with its use and occupancy of the Leased Premises, and all such utilities shall be separately metered to and billed to TENANT. LANDLORD shall have no obligation with respect to or on account of the furnishing of any utility services to the Leased Premises.

                                       XI.

                            ASSIGNMENT AND SUBLETTING

        After first securing the written consent of LANDLORD, which consent shall not be unreasonably withheld or delayed, TENANT shall have the right to assign this Lease or to sublet any part or all of the Leased Premises for any lawful purpose, but no such assignment nor subletting shall release or discharge TENANT of liability hereunder.

                                      XII.

                                 QUIET ENJOYMENT

        If and so long as TENANT shall pay the rent and other payments payable by it in accordance with the terms and provisions of this Lease and shall keep, perform and observe all of the covenants and provisions hereof to be kept and performed by TENANT, TENANT shall quietly enjoy the Leased Premises in accordance with the terms and provisions of this Lease.

                                      XIII.

                                    REMEDIES

        Neither this Lease nor any interest therein nor any estate hereby created shall pass to any trustee, receiver or assignee for the benefit of creditors or be otherwise transferable by operation of law.

        The estate and term of TENANT shall cease in the event TENANT is adjudicated a bankrupt or a receiver of its property is appointed. LANDLORD may terminate this Lease by ten (10) days' written notice to TENANT upon the happening of any one or more of the following events which shall be deemed a default by TENANT and a breach of this Lease:

        A. The making by TENANT of an assignment for the benefit of creditors;

        B. The levying of a writ of execution or attachment for or against the property of



                               Exhibit (10.3)-p 11
                the TENANT, unless the same is vacated, discharged or satisfied within ten (10) days after written request by LANDLORD; or

        C. The doing or permitting by TENANT of any act which creates a mechanic's lien or a claim therefor against the Leased Premises, if such lien or claim is not satisfied or discharged, or indemnified against to LANDLORD'S satisfaction, within ten (10) days after written notice by LANDLORD.

        In case rental payable by TENANT to LANDLORD shall be and remain unpaid for ten (10) days following written notice from LANDLORD to TENANT that the rental has not been paid, TENANT shall violate or default in the performance of any of the other covenants, agreements, stipulations or conditions herein set forth to be kept and performed by TENANT and such violation or default shall continue for a period of fifteen (15) days after written notice of such violations or default without TENANT in good faith having commenced to rectify the same with reasonable diligence, LANDLORD at his option may declare this Lease terminated and canceled and may re-enter the Leased Premises, with or without process of law, using such force as may be necessary to remove all chattels therefrom and LANDLORD shall not be liable by reason of any such re-entry. No such re-entry by LANDLORD shall constitute a waiver of TENANT'S liability to LANDLORD on account of any breach of this Lease by TENANT.

        In the event any party hereto shall be required to resort to litigation for the purpose of enforcing against the other party any rights arising hereunder and shall be successful in such litigation, the judgment in such litigation shall include an allowance to the successful party for all such party's costs and expenses including reasonable attorney's fees paid or incurred in connection with such litigation.

        In the event of the termination of this Lease for any cause or in the event of the abandonment, vacation or surrender of the Leased Premises by TENANT, any property of TENANT remaining in or upon the Leased Premises and not removed by TENANT within thirty (30) days from and after such termination, abandonment, vacation or surrender shall be deemed to have been permanently abandoned and may be used or disposed of by LANDLORD in such manner as it shall deem fit and proper under the circumstances without liability to TENANT. For each day [not to exceed thirty (30) days] following the termination of the Lease or TENANT'S abandonment, vacation or surrender of the Leased Premises which TENANT permits its property to remain on the Leased Premises, TENANT shall pay to LANDLORD a "storage fee" in an amount equal to the per diem rental payable by TENANT to LANDLORD during the calendar month preceding such termination, abandonment, vacation or surrender.

        In the event any party hereto shall fail, refuse or neglect to do any act or perform any



                               Exhibit (10.3)-p 12
covenant or agreement in this Lease contained and set forth to be done, kept and performed by such party and such default shall not be cured or action commenced in good faith within fifteen (15) days following written demand to the defaulting party to rectify or cure such default, the other party hereto may do such act or perform such covenant or agreement and shall be entitled to reimbursement from the defaulting party to the extent of the costs and expenses incurred together with interest at the prime rate as charged by Civitas Bank, with offices in Evansville, Indiana, plus one percent (1%) (at the time such interest is payable hereunder) from the date of the payment of any such costs or expenses. If any such required reimbursement is not made promptly, the party who shall have incurred such cost or expense may deduct the amount thereof from any amounts accruing and payable to the defaulting party or may pursue any other available remedy for the collection of such costs and expenses.

        All rights and remedies herein enumerated shall be cumulative and the enumeration of specific rights and remedies shall not preclude the exercise or prosecution of any other right or remedy afforded by law, and such rights and remedies may be exercised and enforced concurrently and whenever and as often as the occasion therefor arises. The failure of any party to exercise any right or remedy at a time when such party is entitled so to do shall not preclude such party from exercising, or constitute a waiver of, such right or remedy with respect to any continuing or other default or defaults of the other party or parties hereto.

                                      XIV.

                                     NOTICES

        Any notice required or permitted pursuant to the terms and provisions of this Lease shall be deemed fully given or served only if transmitted by certified mail or registered mail with return receipt requested, addressed to TENANT at the Leased Premises and to LANDLORD at 21 S.E. Third Street, Suite 500, P. O. Box 3677, Evansville, Indiana 47735-3677. LANDLORD or TENANT may by like written notice, at any time and from time to time, designate a different address to which notices shall subsequently be transmitted to him or it, as the case may be.

                                       XV.

                            MISCELLANEOUS PROVISIONS

        A. In case TENANT remains in possession of the Leased Premises with the consent of LANDLORD after the expiration of this Lease and without the execution of a new lease, it shall be deemed to be occupying the Leased Premises as a tenant from month-to-month subject to all the conditions, provisions, terms and obligations of this Lease insofar as the same are



                               Exhibit (10.3)-p 13
                applicable to a month-to-month tenancy.

        B. TENANT agrees to indemnify and save LANDLORD harmless against any and all claims, demands, costs and expenses including reasonable attorneys' fees arising from or connected with the use and occupancy of the Leased Premises by TENANT and from and against any act or negligence of TENANT, its agents, contractors, servants, employees, invitees or licensees in or about the Leased Premises.

        C. LANDLORD shall have the right to enter upon the Leased Premises at all reasonable times for the purpose of inspecting the same.

        D. TENANT acknowledges that it is aware that LANDLORD is composed of the Trustee of an inter vivos trust and that the undersigned Trustee of said trust executes this Lease solely in his capacity as such Trustee and that said Trustee shall not have any personal liabilities hereunder or otherwise as LANDLORD of the Leased Premises.

        E. Parking and use of parking areas will be subject to easement and rights-of-way of record affecting title to the leased property, and will be subject to the further understandings referenced in Exhibit B of the Lease.

        F. The terms, covenants and conditions hereof shall extend to and be binding upon the respective successors and assigns of the parties.

        G. This Lease supersedes and replaces all prior existing leases between the parties or any of them.



                               Exhibit (10.3)-p 14

        IN WITNESS WHEREOF, LANDLORD has hereunto set his hand and seal and TENANT has caused the execution hereof by its duly authorized officers, all as of the day and date first above written.



                                     -------------------------------------------
                                     RANDALL M. SCHULZ, SUCCESSOR TRUSTEE
                                     U/A DATED JULY 31, 1976, AND CREATING "THE
                                     BUTTERFIELD FAMILY TRUST NO. 2"

                                                      "LANDLORD"

                                     SMITH & BUTTERFIELD CO., INC.

                                     BY:
                                         ---------------------------------------
                                     ITS:
                                         ---------------------------------------


ATTEST:

--------------------------------
SECRETARY

                                                      "TENANT"

STATE OF INDIANA        )
                        ) SS:
COUNTY OF VANDERBURGH   )

        Before me, the undersigned, a Notary Public in and for said County and State, personally appeared the within-named RANDALL M. SCHULZ, AS SUCCESSOR TRUSTEE U/A DATED JULY 31, 1976 AND CREATING "THE BUTTERFIELD FAMILY TRUST NO. 2" and acknowledged the execution of the above and foregoing Lease.

        WITNESS my hand and notarial seal this ________ day of ________________, 1999.

My County of Residence __________________________________________________



                               Exhibit (10.3)-p 15
is Vanderburgh County,                          Notary Public
State of Indiana and ________
My Commission Expires:                          --------------------------------


-----------------------                        (Printed)



STATE OF INDIANA        )
                        ) SS:
COUNTY OF VANDERBURGH   )

        Before me, the undersigned, a Notary Public in and for said County and State, came SMITH & BUTTERFIELD CO., INC., an Indiana corporation, by ____________________, its _________________, and its Secretary, who as such officers, respectively, acknowledged for and on behalf of said corporation the execution of the above and foregoing Lease.

        WITNESS my hand and notarial seal this ________ day of ________________, 1999.


My County of Residence
                                             -----------------------------------

is Vanderburgh County,                       Notary Public
State of Indiana and
My Commission Expires:
                                             -----------------------------------

-----------------------------                (Printed)



                               Exhibit (10.3)-p 16

                                    EXHIBIT A

                              LEGAL DESCRIPTION OF
                             STRUCTURAL IMPROVEMENTS
                     LEASED BY SMITH & BUTTERFIELD CO., INC.

               DESCRIPTION OF SMITH & BUTTERFIELD OFFICE BUILDING

Part of the Southwest Quarter of the Southeast Quarter of the Northeast Quarter and part of the Southeast Quarter of the Southwest Quarter of the Northeast Quarter, all in Section Ten (10), Township Six (6) South, Range Ten (10) West, more particularly described as follows:

Commencing at the Southwest corner of the Southwest Quarter of the Southeast Quarter of the Northeast Quarter of said Section Ten (10), thence South 89 degrees 13 minutes East along the South line of said quarter quarter section a distance of 140 feet; thence North 0 degrees 47 minutes East a distance of
410.11 feet; thence North 89 degrees 14 minutes 38 seconds West a distance of Ten and two tenths (10.2) feet to a point in the center line of the North wall of the metal building occupied by Qualex and the South wall of the building occupied by Smith & Butterfield; thence continue North 89 degrees 14 minutes 38 seconds West along the centerline of said wall, for 148.25 feet to the Northwest corner of the Qualex building; thence continue North 89 degrees 14 minutes 38 seconds West for 67.96 feet; thence North 00 degrees 47 minutes East for 9.0 feet; thence North 89 degrees 14 minutes 38 seconds West for 22.0 feet; thence North 00 degrees 47 minutes East for 110.85 feet; thence South 89 degrees 14 minutes 38 seconds East for 333.89 feet; thence South 00 degrees 47 minutes West for 119.85 feet; thence North 89 degrees 14 minutes 38 seconds West for 95.68 feet to the place of beginning.



                               Exhibit (10.3)-p 17

                                    EXHIBIT B

                                  COMMON AREAS

The Butterfield Family Trust, Randall M. Schulz, Successor Trustee, U/A dated June 1, 1970, executed by Sidney Butterfield, as Trustor, and Butterfield Family Trust No. 2, Randall M. Schulz, Successor Trustee, U/A dated July 31, 1976, executed by Ruth Lane Butterfield, as Trustor, and the Ruth B. Thomas Trust, Randall M. Schulz, Successor Trustee, U/A dated September 29, 1980, executed by Ruth B. Thomas, as Trustor, own certain real estate and improvements described as follows:

                                   DESCRIPTION

Part of the Southwest Quarter of the Northeast Quarter and part of the Southeast Quarter of the Northeast Quarter of Section Ten (10), Township Six (6) South, Range Ten (10) West in Vanderburgh County, Indiana, more particularly described as follows:

        Beginning at the Southeast corner of the Southwest Quarter of the Northeast Quarter of said section in Lynch Road; from said place of beginning thence North Eighty-Nine (89) degrees twelve (12) minutes West, along the South line of said quarter quarter section, in Lynch Road, for one hundred twenty-four (124.0) feet; thence North zero (00) degrees six (06) minutes West for six hundred fifty-nine and twenty-three hundredths (659.23) feet; thence South eighty-nine (89) degrees, twenty-one (21) minutes, thirty (30) seconds East for five hundred forty-two and eighteen hundredths (542.18) feet; thence South zero (00) degrees twenty-five (25) minutes, forty-two (42) seconds West for six hundred sixty and fifty-three hundredths (660.53) feet to a point in Lynch Road on the South line of the Southeast quarter of the Northeast quarter of Section Ten (10), Township Six (6) South Range Ten
        (10) West thence North eighty-nine (89) degrees thirteen (13) minutes West along the South line of said quarter quarter section in Lynch Road for four hundred twelve and eight hundredths (412.08) feet to the place of beginning and containing a gross area of 8.167 acres and a net area of 7.798 acres exclusive of the thirty (30) feet of right-of-way off the South side thereof for Lynch Road.

        The above described real estate is subject to all easements of record.



                               Exhibit (10.3)-p 18

Butterfield Family Trust No. 2 owns certain structural improvements described in Exhibit A of the Lease with Smith & Butterfield Co., Inc. effective beginning November 1, 1999. The Butterfield Family Trust and the Ruth B. Thomas Trust own certain structural improvements described in Exhibit C currently leased to Qualex, Inc. effective beginning November 1, 1991.
All of the real estate described in this Exhibit B, except for the structural improvements described in Exhibit A and Exhibit C of this Lease shall constitute the "Common Area" which area is included in this Lease and is available for the TENANT'S use as parking, ingress, egress, loading and other vehicular activity associated with the TENANT'S business purposes, subject to the following:

        1.All easements and rights of way of record affecting the title to the Leased Premises;

        2. Of the two hundred and forty-two (242) parking spaces available, forty-two (42) will be for the use of TENANT and two-hundred
                (200) will be available for the occupants of the improvements leased from the Butterfield Family Trust and The Ruth B. Thomas Trust. Seven (7) of the above referenced forty-two (42) spaces will be located on the southern border, east end of the improvements described in Exhibit A;

        3. All costs of maintenance or replacement of the surface of the combined parking areas shall be paid for by TENANT at the rate of seventeen and thirty-five one hundredths percent (17.35%), and the same percentage will apply to other costs associated with the "Common Area";

        4. Notwithstanding 3. above, TENANT will have exclusive use and responsibility for maintenance and repair of the loading dock located on the southern border, west-end, of its leased improvements. The occupant of the improvements leased from the Butterfield Family Trust and The Ruth B. Thomas Trust will have like usage and responsibilities for the loading dock located on the western border of their leased improvements.



                               Exhibit (10.3)-p 19

                                    EXHIBIT C

                              LEGAL DESCRIPTION OF
                             STRUCTURAL IMPROVEMENTS
                             LEASED BY QUALEX, INC.

                         DESCRIPTION OF QUALEX BUILDING

Part of the Southwest Quarter of the Southeast Quarter of the Northeast Quarter and part of the Southeast Quarter of the Southwest Quarter of the Northeast Quarter, all in Section Ten (10), Township Six (6) South, Range Ten (10) West, more particularly described as follows:

Commencing at the Southwest corner of the Southwest Quarter of the Southeast Quarter of the Northeast Quarter of said Section Ten (10); thence South 89 degrees 13 minutes East along the South line of said quarter quarter section a distance of 140 feet; thence North 0 degrees 47 minutes East, a distance of
59.41 feet; thence North 89 degrees, 15 minutes 15 seconds West for 10.2 feet to the Southeast corner of a metal building; thence North 0 degrees 47 minutes East, along the East wall of a metal building for 350.7 feet to the center of the North wall of a metal building; thence North 89 degrees 14 minutes 38 seconds West along the centerline of said wall, for 148.25 feet; thence South 00 degrees 47 minutes West along the West wall of a metal building, for 200.0 feet; thence North 89 degrees 15 minutes 15 seconds West, along said wall for 2.23 feet; thence South 00 degrees 47 minutes West, along the said West wall, for
150.20 feet to the Southwest corner of the building; thence South 89 degrees 15 minutes 15 seconds West, along the South side of the metal building for the
150.5 feet to the place of beginning.



                               Exhibit (10.3)-p 20